Future Minimum Payments Under Non-Cancelable Operating Leases with Initial Terms of One-Year or More (Detail) - Dec. 31, 2020 ¥ in Millions, $ in Millions	CNY (¥)	USD ($)
Future Minimum Payments Under Noncancelable Agreements For Bandwidth And Property Management Fees [Abstract]
2021	¥ 742	$ 114
2022	323	50
2023	135	21
2024	81	12
2025	45	7
Thereafter	47	7
Total Future minimum payments under non-cancelable agreements for bandwidth and property management fees	¥ 1,373	$ 211